Contact Information: Investor Relations 941-556-2601 investor-relations@ropertech.com	Roper Technologies, Inc.

Roper Technologies Announces New Segment Structure

Sarasota, Florida, March 4, 2019 ... Roper Technologies, Inc. (NYSE: ROP), a leading diversified technology company, announced today that it has realigned its reportable segments.

The four new reportable segments are as follows:

•	Application Software - Aderant, CBORD, CliniSys, Data Innovations, Deltek, Horizon, IntelliTrans, PowerPlan, Strata, Sunquest

•	Network Software & Systems - ConstructConnect, DAT, Inovonics, iTradeNetwork, Link Logistics, MHA, RF IDeas, SHP, SoftWriters, TransCore

•
Measurement & Analytical Solutions - Alpha, CIVCO Medical Solutions, CIVCO Radiotherapy, Dynisco, FMI, Gatan, Hansen, Hardy, IPA, Logitech, Neptune, Northern Digital, Struers, Technolog, Uson, Verathon

•	Process Technologies - AMOT, CCC, Cornell, FTI, Metrix, PAC, Roper Pump, Viatran, Zetec

"Our new segments reinforce Roper’s diversified, niche market strategy by emphasizing business models instead of end markets," said Neil Hunn, Roper's President and CEO. "The day-to-day operations of our businesses, our organizational structure, and our strategy remain unchanged. We look forward to reporting our results using these new segments.”

Beginning with the first quarter of 2019, the Company will report its quarterly and full year financial statements under the new segment structure with prior periods recast to reflect the change.

The Company will present at two investor conferences later this week and will discuss the new reportable segments as part of those presentations. Links to the webcast presentations will be available in the “Investors” section of the Company’s website at www.ropertech.com.

Use of Non-GAAP Financial Information

The Company supplements its consolidated financial statements presented on a GAAP basis with certain non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making. Reconciliation of non-GAAP measures to their most directly comparable GAAP measures are included in the accompanying financial schedules or tables. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated.

Unaudited Historical Financial Information

The Company has included below unaudited historical financial segment information for the four quarters 2017 and 2018 and full years 2016, 2017 and 2018 recast to give effect to the new reportable segment structure. Roper’s historical consolidated results remain unchanged.

Table 1: GAAP Segment Financials ($M)
(Unaudited)
	2016	2017					2018
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Revenue
Application Software	$699	$284	$300	$311	$327	$1,222	$324	$358	$378	$392	$1,453
Network Software & Systems	1,104	297	313	325	320	1,254	314	334	342	355	1,345
Measurement & Analytical Solutions A	1,456	371	379	373	408	1,531	404	426	430	446	1,706
Process Technologies	530	134	143	151	173	600	161	176	169	182	688
Total	$3,790	$1,086	$1,135	$1,160	$1,227	$4,607	$1,203	$1,294	$1,319	$1,376	$5,191

Gross Profit
Application Software	$466	$180	$197	$206	$214	$798	$214	$243	$256	$259	$972
Network Software & Systems	707	194	205	218	218	835	213	225	237	244	919
Measurement & Analytical Solutions A	864	219	224	216	235	894	234	250	253	263	1,001
Process Technologies	295	75	79	86	98	338	90	98	94	106	388
Total	$2,332	$668	$706	$726	$765	$2,865	$750	$816	$840	$873	$3,280

Operating Profit
Application Software	$210	$51	$72	$76	$79	$279	$70	$98	$98	$92	$358
Network Software & Systems	403	96	105	118	120	439	106	116	128	135	484
Measurement & Analytical Solutions A	419	107	111	105	123	446	115	128	136	144	524
Process Technologies	150	39	43	49	57	188	50	58	57	69	234
Corporate	(128)	(34)	(38)	(38)	(32)	(142)	(42)	(45)	(41)	(75)	(204)
Total	$1,055	$258	$294	$311	$347	$1,210	$300	$354	$378	$364	$1,396

Table 2: Adjusted Segment Financials ($M)
(Unaudited)
	2016	2017					2018
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Revenue
Application Software	$707	$301	$313	$321	$334	$1,269	$326	$360	$380	$394	$1,461
Network Software & Systems	1,111	303	316	326	321	1,265	314	334	342	355	1,345
Measurement & Analytical Solutions A	1,456	371	379	373	408	1,531	404	426	430	446	1,706
Process Technologies	530	134	143	151	173	600	161	176	169	182	688
Total	$3,805	$1,108	$1,151	$1,171	$1,235	$4,665	$1,205	$1,296	$1,321	$1,378	$5,199

Gross Profit
Application Software	$475	$196	$210	$217	$221	$845	$216	$245	$258	$261	$980
Network Software & Systems	714	200	208	219	219	846	213	225	237	244	919
Measurement & Analytical Solutions A	864	219	224	216	235	894	234	250	253	263	1,001
Process Technologies	295	75	79	86	98	338	90	98	94	106	388
Total	$2,348	$689	$722	$738	$773	$2,922	$753	$818	$842	$874	$3,287

Operating Profit
Application Software	$218	$66	$84	$85	$86	$321	$73	$100	$100	$93	$365
Network Software & Systems	410	101	108	119	120	449	106	116	128	135	484
Measurement & Analytical Solutions A	419	107	111	105	123	446	115	128	136	144	524
Process Technologies	150	39	43	49	57	188	50	58	57	69	234
Corporate	(121)	(34)	(38)	(38)	(32)	(142)	(42)	(45)	(41)	(40)	(169)
Total	$1,076	$278	$309	$321	$354	$1,262	$303	$356	$379	$401	$1,439

EBITDA
Application Software	$305	$110	$129	$132	$133	$504	$121	$151	$156	$150	$578
Network Software & Systems	494	127	134	144	144	549	130	140	153	159	582
Measurement & Analytical Solutions A	474	119	123	117	135	494	127	139	146	154	567
Process Technologies	165	42	46	53	61	202	54	61	60	72	246
Corporate	(121)	(34)	(38)	(37)	(32)	(141)	(41)	(45)	(41)	(40)	(168)
Other Income / (Expense)	(1)	(1)	(1)	(1)	—	(3)	(2)	2	(2)	1	—
Total	$1,315	$362	$394	$407	$441	$1,605	$389	$449	$473	$496	$1,806

Table 3: Adjusted Revenue Growth
(Unaudited)

Application Software
	2017					2018
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Organic Growth	6%	4%	3%	1%	4%	3%	7%	4%	7%	5%
Acquisitions/Divestitures	73%	77%	77%	77%	76%	4%	7%	15%	11%	9%
Foreign Exchange	(1)%	(1)%	—%	1%	—%	2%	1%	—%	(1)%	—%
Total Revenue Growth	78%	79%	81%	80%	79%	9%	15%	18%	18%	15%

Network Software & Systems
	2017					2018
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Organic Growth	2%	6%	4%	(1)%	3%	3%	4%	3%	9%	5%
Acquisitions/Divestitures	14%	14%	14%	4%	11%	—%	2%	2%	2%	2%
Foreign Exchange	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Total Revenue Growth	16%	20%	17%	3%	14%	4%	6%	5%	11%	6%

Measurement & Analytical Solutions A
	2017					2018
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Organic Growth	7%	4%	2%	6%	5%	6%	11%	16%	10%	11%
Acquisitions/Divestitures	1%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Foreign Exchange	(1)%	(1)%	1%	2%	—%	3%	2%	—%	(1)%	1%
Total Revenue Growth	6%	3%	3%	8%	5%	9%	12%	15%	9%	11%

Process Technologies
	2017					2018
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Organic Growth	5%	13%	15%	16%	13%	16%	20%	13%	7%	14%
Acquisitions/Divestitures	—%	—%	1%	1%	—%	1%	1%	—%	—%	—%
Foreign Exchange	(1)%	(1)%	1%	2%	—%	3%	2%	(1)%	(1)%	1%
Total Revenue Growth	4%	12%	17%	19%	13%	20%	23%	12%	6%	15%

Roper Consolidated A
	2017					2018
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Organic Growth	5%	6%	5%	5%	5%	6%	9%	9%	9%	8%
Acquisitions/Divestitures	18%	18%	19%	15%	18%	1%	2%	5%	4%	3%
Foreign Exchange	(1)%	(1)%	1%	1%	—%	2%	1%	—%	(1)%	—%
Total Revenue Growth	22%	23%	24%	21%	23%	9%	13%	13%	12%	11%

Table 4: Adjusted Segment & Consolidated Financials Reconciliation
(Unaudited)

Application Software Reconciliation ($M)
	2016	2017					2018
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
GAAP Revenue	$699	$284	$300	$311	$327	$1,222	$324	$358	$378	$392	$1,453
Purchase accounting adjustment to acquired deferred revenue	8	16	13	10	7	47	2	2	2	1	8
Adjusted Revenue	707	301	313	321	334	1,269	326	360	380	394	1,461

GAAP Gross Profit	466	180	197	206	214	798	214	243	256	259	972
Purchase accounting adjustment to acquired deferred revenue	8	16	13	10	7	47	2	2	2	1	8
Adjusted Gross Profit	475	196	210	217	221	845	216	245	258	261	980
Adjusted Gross Margin	67.1%	65.3%	67.1%	67.4%	66.3%	66.5%	66.3%	68.0%	67.8%	66.2%	67.1%

GAAP Operating Profit	210	51	72	76	79	279	70	98	98	92	358
Purchase accounting adjustment to acquired deferred revenue & commission expense	8	15	12	9	7	42	2	2	2	1	7
Adjusted Operating Profit	218	66	84	85	86	321	73	100	100	93	365
Adjusted Operating Margin	30.8%	22.0%	26.7%	26.5%	25.7%	25.3%	22.3%	27.7%	26.2%	23.7%	25.0%

Amortization	81	39	41	42	42	165	44	46	52	51	193
Depreciation	6	5	4	5	5	19	5	5	5	5	20
Adjusted EBITDA	305	110	129	132	133	504	121	151	156	150	578
Adjusted EBITDA Margin	43.1%	36.6%	41.2%	41.1%	39.8%	39.7%	37.2%	41.8%	41.0%	38.1%	39.6%

Network Software & Systems Reconciliation ($M)
	2016	2017					2018
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
GAAP Revenue	$1,104	$297	$313	$325	$320	$1,254	$314	$334	$342	$355	$1,345
Purchase accounting adjustment to acquired deferred revenue	7	5	3	1	1	10	—	—	—	—	—
Adjusted Revenue	1,111	303	316	326	321	1,265	314	334	342	355	1,345

GAAP Gross Profit	707	194	205	218	218	835	213	225	237	244	919
Purchase accounting adjustment to acquired deferred revenue	7	5	3	1	1	10	—	—	—	—	—
Adjusted Gross Profit	714	200	208	219	219	846	213	225	237	244	919
Adjusted Gross Margin	64.3%	65.9%	66.0%	67.3%	68.3%	66.9%	67.8%	67.5%	69.2%	68.7%	68.3%

GAAP Operating Profit	403	96	105	118	120	439	106	116	128	135	484
Purchase accounting adjustment to acquired deferred revenue	7	5	3	1	1	10	—	—	—	—	—
Adjusted Operating Profit	410	101	108	119	120	449	106	116	128	135	484
Adjusted Operating Margin	36.9%	33.5%	34.4%	36.5%	37.5%	35.5%	33.8%	34.6%	37.4%	37.9%	36.0%

Amortization	75	23	23	22	21	89	22	22	22	22	87
Depreciation	9	3	3	3	3	11	3	3	3	3	11
Adjusted EBITDA	494	127	134	144	144	549	130	140	153	159	582
Adjusted EBITDA Margin	44.5%	41.9%	42.5%	44.1%	45.1%	43.4%	41.5%	42.0%	44.7%	44.7%	43.3%

Measurement & Analytical Solutions Reconciliation ($M) A
	2016	2017					2018
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
GAAP Revenue	1,456	371	379	373	408	1,531	404	426	430	446	1,706
GAAP Gross Profit	864	219	224	216	235	894	234	250	253	263	1,001
GAAP Gross Margin	59.3%	58.9%	59.0%	58.0%	57.7%	58.4%	57.9%	58.7%	59.0%	59.0%	58.7%

GAAP Operating Profit	419	107	111	105	123	446	115	128	136	144	524
GAAP Operating Margin	28.8%	28.7%	29.3%	28.2%	30.2%	29.1%	28.6%	30.1%	31.7%	32.3%	30.7%

Amortization	39	9	8	8	8	33	8	8	7	7	29
Depreciation	15	4	3	3	3	14	4	4	3	3	13
EBITDA	474	119	123	117	135	494	127	139	146	154	567
EBITDA Margin	32.5%	32.0%	32.5%	31.4%	33.0%	32.2%	31.4%	32.8%	34.1%	34.5%	33.2%

Process Technologies Reconciliation ($M)
	2016	2017					2018
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
GAAP Revenue	530	134	143	151	173	600	161	176	169	182	688
GAAP Gross Profit	295	75	79	86	98	338	90	98	94	106	388
GAAP Gross Margin	55.6%	56.0%	55.6%	56.8%	56.5%	56.3%	56.0%	55.6%	55.9%	58.3%	56.4%

GAAP Operating Profit	150	39	43	49	57	188	50	58	57	69	234
GAAP Operating Margin	28.3%	28.9%	30.3%	32.5%	33.3%	31.4%	31.3%	32.8%	33.7%	37.7%	34.0%

Amortization	9	2	2	2	2	8	2	2	2	2	9
Depreciation	6	1	1	1	1	5	1	1	1	1	4
EBITDA	165	42	46	53	61	202	54	61	60	72	246
EBITDA Margin	31.2%	31.5%	32.5%	34.8%	35.3%	33.6%	33.4%	34.6%	35.6%	39.4%	35.8%

Roper Consolidated Reconciliation ($M) A
	2016	2017					2018
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY

GAAP Revenue	$3,790	$1,086	$1,135	$1,160	$1,227	$4,607	$1,203	$1,294	$1,319	$1,376	$5,191
Purchase accounting adjustment to acquired deferred revenue	15	22	16	12	8	57	2	2	2	1	8
Adjusted Revenue	3,805	1,108	1,151	1,171	1,235	4,665	1,205	1,296	1,321	1,378	5,199

GAAP Gross Profit	2,332	668	706	726	765	2,865	750	816	840	873	3,280
Purchase accounting adjustment to acquired deferred revenue	15	22	16	12	8	57	2	2	2	1	8
Adjusted Gross Profit	2,348	689	722	738	773	2,922	753	818	842	874	3,287
Adjusted Gross Margin	61.7%	62.2%	62.7%	63.0%	62.6%	62.6%	62.5%	63.1%	63.8%	63.5%	63.2%

GAAP Operating Profit	1,055	258	294	311	347	1,210	300	354	378	364	1,396
Purchase accounting adjustment to acquired deferred revenue & commission expense	15	20	15	10	7	52	2	2	2	1	7
One-time accelerated vesting charge & significant acquisition-related expenses	6	—	—	—	—	—	—	—	—	35	35
Adjusted Operating Profit	1,076	278	309	321	354	1,262	303	356	379	401	1,439
Adjusted Operating Margin	28.3%	25.1%	26.8%	27.4%	28.7%	27.1%	25.1%	27.5%	28.7%	29.1%	27.7%

Amortization	203	73	74	74	74	295	75	78	83	82	318
Depreciation	37	12	12	12	13	50	13	13	12	12	50
GAAP Other Income / (Expense)	(2)	(1)	7	(1)	—	5	(2)	2	(18)	1	(16)
Debt extinguishment charge	1	—	—	—	—	—	—	—	16	—	16
Gain on sale of divested energy product line, net of impairment on minority investment	—	—	(8)	—	—	(8)	—	—	—	—	—
Adjusted EBITDA	1,315	362	394	407	441	1,605	389	449	473	496	1,806
Adjusted EBITDA Margin	34.6%	32.7%	34.3%	34.8%	35.7%	34.4%	32.3%	34.6%	35.8%	36.0%	34.7%

A.
All periods include the results of Princeton Instruments, Photometrics and Lumenera, as well as other brands (collectively the "Scientific Imaging" businesses). The Company closed on its sale of the Scientific Imaging businesses to Teledyne Technologies Incorporated on February 5, 2019.

Note: Numbers may not foot due to rounding.

About Roper Technologies

Roper Technologies is a constituent of the S&P 500, Fortune 1000, and the Russell 1000 indices. Roper operates businesses that design and develop software (both license and software-as-a-service) and engineered products and solutions for a variety of niche end markets. Additional information about Roper is available on the Company’s website at www.ropertech.com.

The information provided in this press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements may include, among others, statements regarding operating results, the success of our internal operating plans, and the prospects for newly acquired businesses to be integrated and contribute to future growth, profit and cash flow expectations. Forward-looking statements may be indicated by words or phrases such as "anticipate," "estimate," "plans," "expects," "projects," "should," "will," "believes," "intends" and similar words and phrases. These statements reflect management's current beliefs and are not guarantees of future performance. They involve risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement. Such risks and uncertainties include our ability to identify and complete acquisitions consistent with our business strategies, integrate acquisitions that have been completed, realize expected benefits and synergies from, and manage other risks associated with, the newly acquired businesses. We also face other general risks, including our ability to realize cost savings from our operating initiatives, general economic conditions and the conditions of the specific markets in which we operate, changes in foreign exchange rates, difficulties associated with exports, risks associated with our international operations, increased product liability and insurance costs, increased warranty exposure, future competition, changes in the supply of, or price for, parts and components, environmental compliance costs and liabilities, risks and cost associated with asbestos related litigation, potential write-offs of our substantial intangible assets, and risks associated with obtaining governmental approvals and maintaining regulatory compliance for new and existing products. Important risks may be discussed in current and subsequent filings with the SEC. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

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